UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant                                   [X]
Filed by a Party other than the Registrant  [   ]

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[   ]  Preliminary Proxy Statement
[   ]  Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[   ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to §240.14a-12

ECHO THERAPEUTICS, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Copies to:
Joanne R. Soslow, Esq. Morgan, Lewis & Bockius LLP 1701 Market Street Philadelphia, PA 19103-2921 (215) 963-5262	Keith E. Gottfried, Esq. Alston & Bird LLP 950 F. Street, N.W. Washington, DC 20004-1404 (202) 239-3679

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[ ]	Fee paid previously with preliminary materials:

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Echo Therapeutics, Inc., a Delaware corporation (“Echo” or the “Company”), is filing definitive additional materials contained in this Schedule 14A with the U.S. Securities and Exchange Commission (“SEC”) in connection with its solicitation of proxies from its stockholders in connection with its 2014 Annual Meeting of Stockholders and at any and all adjournments, postponements or reschedulings thereof (the “2014 Annual Meeting”). In connection with its 2014 Annual Meeting, Echo has filed a revised definitive proxy statement and a revised WHITE proxy card with the SEC on May 9, 2014.  The materials being filed herewith were first made publicly available after 5:30 p.m., Eastern time, on June 3, 2014.

Press Release Issued June 3, 2014

Attached hereto is a press release issued on June 3, 2014 announcing that Echo is mailing a letter to stockholders wherein Echo urges its stockholders, in deciding how to vote at the 2014 Annual Meeting, to consider the past actions of Platinum Management (NY) LLC (“Platinum”) and, based on such actions, whether it can trust Platinum to protect its interests if it gets control of 40% of the membership of the five member Echo Board of Directors (the “Echo Board”). As previously announced, Platinum and the other members of its dissident stockholder group (collectively, the “Platinum Group”) are pursuing a proxy contest to elect one nominee to the Echo Board at the 2014 Annual Meeting to be held on Thursday, June 19, 2014, at 10:00 a.m., local time, at the offices of Echo located at 10 Forge Parkway, Franklin, Massachusetts 02038. The record date for determining those stockholders eligible to receive notice of, and to vote at, the 2014 Annual Meeting is May 13, 2014.

Stockholders are advised that they will soon be receiving revised proxy materials from Echo. In order for stockholders to vote on the WHITE proxy card in support of the candidates nominated by the Echo Board, stockholders will be required to complete the revised form of WHITE proxy card that will be mailed to them or vote electronically as provided on the revised form of WHITE proxy card.

Stockholders are advised that they may receive proxy solicitation materials from the Platinum Group or other persons or entities affiliated with the Platinum Group, including an opposition proxy statement and gold proxy card. Stockholders are strongly urged NOT to sign or return the gold proxy card or voting instruction form that the Platinum Group may send to them, even as a protest vote against the Platinum Group or the Platinum Group’s nominee. If any stockholder signs a gold proxy card sent to them by the Platinum Group, however, such stockholder retains the right to change his or her vote. Only the latest dated proxy card voted will be counted.

Additional Information and Where To Find It

In connection with its 2014 Annual Meeting of Stockholders (including any adjournments, postponements or reschedulings thereof, the “2014 Annual Meeting”), Echo has filed a revised definitive proxy statement and a revised WHITE proxy card with the SEC on May 9, 2014. STOCKHOLDERS ARE URGED TO READ THE REVISED 2014 PROXY MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ECHO WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Stockholders will be able to obtain, free of charge, copies of Echo’s revised 2014 Proxy Statement and any other documents filed by Echo with the SEC in connection with the 2014 Annual Meeting, when available, at the SEC’s website (www.sec.gov), at Echo’s website (www.echotx.com) or by directing a request to Echo Therapeutics, Inc., 8 Penn Center, 1628 JFK Boulevard, Suite 300, Philadelphia, PA 19103, Attention: Investor Relations. In addition, copies of the proxy materials, when available, may be requested from Echo’s proxy solicitor, Laurel Hill Advisory Group, LLC, 2 Robbins Lane, Suite 201, Jericho, NY 11753 or toll-free at 1-888-742-1305.

Certain Participant Information

Echo, its directors and certain of its executive officers and employees are deemed to be participants in the solicitation of proxies from Echo’s stockholders in connection with the 2014 Annual Meeting. Additional information regarding the identity of these participants and their direct or indirect interests, by security holdings or otherwise, is set forth in Echo’s revised 2014 Proxy Statement and other materials to be filed with the SEC in connection with the 2014 Annual Meeting.  Such information can also be found in Echo’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, filed with the SEC on March 28, 2014.

FOR IMMEDIATE RELEASE

For More Information:

Christine H. Olimpio Director, Investor Relations and Corporate Communications (215) 717-4104 colimpio@echotx.com	Sylvia Hermina Laurel Hill Advisory Group, LLC 516-933-3100 shermina@laurelhill.com

ECHO MAILS LETTER TO STOCKHOLDERS
Letter Questions Whether Platinum Group Can be Trusted to Protect the Interests of Stockholders
Recommends Stockholders Vote Revised White Proxy Card

PHILADELPHIA, PA, June 3, 2014 – Echo Therapeutics, Inc. (NASDAQ: ECTE), a medical device company developing its Symphony® CGM System as a non-invasive, wireless continuous glucose monitoring system, today announced that it is mailing a letter to its stockholders urging them, in deciding how to vote at the upcoming 2014 Annual Meeting of Stockholders, to consider the past actions of Platinum Management (NY) LLC and whether, based on such actions, they can trust Platinum to protect the interests of ALL stockholders if it gets control of 40% of the membership of the Echo Board of Directors

As previously announced, the Platinum Group is a dissident stockholder group led by Platinum Management (NY) LLC that is pursuing a proxy contest to elect Shepard M. Goldberg to the Echo Board at Echo’s 2014 Annual Meeting in opposition to our highly qualified and very experienced director and Interim CEO, Robert F. Doman.

Echo is being advised in connection with the proxy contest by Morgan, Lewis & Bockius LLP and Alston & Bird LLP.  Laurel Hill Advisory Group, LLC is serving as Echo’s proxy solicitor.

The full text of Echo’s letter to stockholders is included below:

June 3, 2014

Dear Fellow Stockholder:

As you decide how to vote at the upcoming 2014 Annual Meeting of the Stockholders of Echo Therapeutics, Inc. to be held on Thursday, June 19, 2014, at 10:00 a.m., local time, at the offices of Echo located at 10 Forge Parkway, Franklin, Massachusetts 02038, ask yourself the following question:

CAN YOU TRUST THE PLATINUM GROUP TO PROTECT YOUR INTERESTS
IF IT GETS CONTROL OF FORTY PERCENT OF THE BOARD’S MEMBERSHIP?

We do not believe that the Platinum Group has disclosed its true agenda in pursuing its costly and distracting proxy contest seeking to have a second representative of the Platinum Group, Shepard M. Goldberg, elected to the Echo Board of Directors and we do not believe that the Platinum Group’s interests are aligned with the interests of ALL other stockholders. We believe that STOCKHOLDERS SHOULD CONSIDER THE FOLLOWING VERY CONCERNING ACTIONS BY PLATINUM in evaluating whether they want to entrust the Platinum Group with control of 40% of your Board:

•
PLATINUM’S ROLE IN VALUE DESTRUCTION: On June 10, 2013, as outlined in the Platinum Group’s proxy statement, members of the Platinum Group sold a total of 121,041 shares, or 30% of the shares traded that day. Those members of the Platinum Group made sixty (60) separate trades, including numerous small trades of 20 shares or less. Perhaps not surprisingly, Echo’s stock, which opened that day at $5.39 per share, closed at $3.97 per share. Consequently, stockholders experienced a single day drop in the value of their shares of approximately 26%. Only a few days later, when Echo’s stock price closed between $2.46 and $2.78 per share, members of the Platinum Group purchased 1,016,388 shares of Echo’s stock over a five-day trading period.

•
PLATINUM’S THREAT TO DRIVE DOWN ECHO’S STOCK PRICE: On the evening of January 31, 2013, Platinum’s Chief Investment Officer, Mark Nordlicht, texted Echo’s former CEO and made the following threat: “U shd let mkt know we plan on selling every share down to a penny if u do new deal under 1.00 with new investors.  Announce that @******.”

•
PLATINUM’S EFFORTS TO PREVENT ECHO FROM HAVING ACCESS TO GROWTH CAPITAL: The Platinum Group has publicly stated that it wants to prevent Echo from conducting any future debt or equity financings, since it is concerned that its 19.9% interest in Echo could be diluted if it did not choose to participate in such financings. The failure to conduct these future debt or equity financing could materially and adversely affect the interests of all Echo stockholders.

•
PLATINUM’S DEMAND THAT IT BE ALLOWED TO PURCHASE ECHO SHARES AT BELOW MARKET PRICES: On November 26, 2013 at 10:45 am, Platinum sent an equity financing term sheet, dated November 25, 2013, to Echo seeking to make an equity investment in Echo for $2.40 per share when the closing price of Echo’s stock on NASDAQ on November 26, 2013 was $4.76 per share. When Echo refused to proceed with the financing at such a substantial discount to its then current market price, a senior Platinum representative, on a phone call with your Board, threatened to retaliate against Echo and drive Echo’s share price down to $2 per share.

•
PLATINUM’S ACTIONS IN FORCING UPON ECHO A COSTLY, DISTRACTING, AND DISRUPTIVE PROXY CONTEST: Rather than engage Echo in a constructive dialogue, the Platinum Group has forced upon Echo a costly, distracting and disruptive proxy contest causing it to incur substantial expanses that could have been avoided had Platinum been willing to constructively engage with Echo.

•
PLATINUM’S UNWILLINGNESS TO DISCUSS A PROXY CONTEST SETTLEMENT WITH ECHO: Weeks ago, Echo reached out to Platinum in an attempt to discuss a reasonable settlement and avoid a costly proxy contest. For reasons that are unclear, Platinum never responded to our invitation to engage in such settlement discussions which could have allowed Echo to return its full attention to delivering on Echo’s very significant potential and maximizing value for ALL Echo stockholders.

•
PLATINUM’S INDICATION THAT IT WANTS OTHER STOCKHOLDERS TO PAY FOR ITS COSTLY AND DISRUPTIVE PROXY CONTEST: The Platinum Group has indicated in its proxy statement that, if it is successful in having its hand-picked nominee, Shepard Goldberg, elected to your Board, it expects Echo to reimburse it for its expenses, estimated to be at least $250,000, thus causing all other Echo stockholders to finance its unnecessary proxy contest.

•
THE EFFECT OF PLATINUM’S ACTIONS IS IMPEDING ECHO’S ABILITY TO HIRE ECHO’S NEXT CEO: Working with a very experienced executive search firm, we have identified a number of highly qualified candidates, who have interviewed with each of Echo’s current directors. These candidates are excited about our technology and the opportunity to serve as Echo’s next CEO. Unfortunately, Platinum’s proxy contest has created significant uncertainty that has now delayed our ability to hire a permanent CEO.

YOUR VOTE IS IMPORTANT!

SUPPORT YOUR BOARD’S NOMINEES
BY VOTING EACH AND EVERY WHITE PROXY CARD TODAY

To vote your shares, please vote TODAY by telephone, Internet or by signing, dating and returning the enclosed WHITE proxy card in the enclosed postage-paid envelope provided. You may also vote by phone or Internet by following the instructions on the enclosed proxy card. If you have any questions or need assistance in voting your WHITE proxy card, we encourage you to call our proxy solicitor, Laurel Hill Advisory Group, LLC at (888) 742-1305 (Toll Free).

To ensure that stockholders have Echo’s latest proxy information and materials to vote, you will be receiving from us  multiple mailings prior to the date of the 2014 Annual Meeting, each of which will include a WHITE proxy card. Your Board encourages you to vote each WHITE proxy card you receive.

We appreciate your continued support as we work to protect your investment and create value for all Echo stockholders. We look forward to communicating further with you in the coming weeks.

Sincerely,

The Members of the Special Committee of the Echo Board of Directors

/s/ Robert F. Doman Robert F. Doman Director	/s/ Vincent D. Enright Vincent D. Enright Director	/s/ William F. Grieco William F. Grieco Director	/s/ James F. Smith James F. Smith Director

For more information, please contact, the firm that is
assisting us with the 2014 Annual Meeting and the proxy contest:
2 Robbins Lane, Suite 201
Jericho, New York 11753
TOLL-FREE (888) 742-1305

IMPORTANT!
PLEASE VOTE EACH AND EVERY WHITE PROXY CARD TODAY!

WE URGE YOU NOT TO SIGN ANY GOLD PROXY CARD
SENT TO YOU BY THE PLATINUM GROUP

About Echo Therapeutics

Echo Therapeutics is developing the Symphony CGM System as a non-invasive, wireless, continuous glucose monitoring system for use initially in the critical care setting. A significant longer-term opportunity may also exist for Symphony to be used in the hospital beyond the critical care setting, as well as in patients with diabetes in the outpatient setting. Echo has also developed its needle-free skin preparation device, the Prelude® SkinPrep System, as a platform technology to enhance delivery of topical pharmaceuticals.

Cautionary Statement Concerning Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 relating to expectations, plans or prospects for Echo that are based upon the current expectations and beliefs of Echo’s management. The words “will,” “may,” “designed to,” “outlook,” “believes,” “should,” “anticipates,” “plans,” “expects,” “intends,” “estimates,” “forecasts” and similar expressions identify certain of these forward-looking statements including statements regarding our revised proxy materials. These forward-looking statements are subject to certain risks and uncertainties that could cause actual events to differ materially from those expressed or implied by such forward-looking statements.  Those risks and uncertainties include, but are not limited to, risks related to the actions of Platinum Management (NY) LLC and other activist stockholders, including the amount of related costs and the disruption caused to business and financing activities by these actions.  Other risks and uncertainties that may cause actual events to differ materially from the statements we have made herein are identified and described in more detail in Echo's filings with the SEC, including, without limitation, its Annual Report on Form 10-K for the year ended December 31, 2013, its Quarterly Reports on Form 10-Q, and its Current Reports on Form 8-K. The forward-looking statements in this Press Release are made as of the date hereof. Notwithstanding changes that may occur with respect to matters relating to any forward looking statements, Echo does not expect to, and disclaims any obligation to, publicly update, amend or clarify any forward-looking statements whether as a result of new information, future events or otherwise. Echo, however, reserves the right to update such statements or any portion thereof at any time for any reason.

Important Additional Information

Echo has filed revised proxy materials with the SEC in connection with its 2014 Annual Meeting of Stockholders (including any adjournments, postponements or reschedulings thereof, the “2014 Annual Meeting”), including a revised definitive proxy statement and a revised definitive form of WHITE proxy card on May 9, 2014, in connection with Echo’s solicitation of proxies. STOCKHOLDERS ARE URGED TO READ THE REVISED 2014 PROXY MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ECHO WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Stockholders will be able to obtain, free of charge, copies of Echo’s revised 2014 Proxy Statement and any other documents filed by Echo with the SEC in connection with the 2014 Annual Meeting, when available, at the SEC’s website (www.sec.gov), at Echo’s website (www.echotx.com) or by directing a request to Echo Therapeutics, Inc., 8 Penn Center, 1628 JFK Boulevard, Suite 300, Philadelphia, PA 19103, Attention: Investor Relations. In addition, copies of the proxy materials, when available, may be requested from Echo’s proxy solicitor, Laurel Hill Advisory Group, LLC, 2 Robbins Lane, Suite 201, Jericho, NY 11753 or toll-free at 1-888-742-1305.

Certain Participant Information

Echo, its directors and certain of its executive officers and employees are deemed to be participants in the solicitation of proxies from Echo’s stockholders in connection with the 2014 Annual Meeting. Additional information regarding the identity of these participants and their direct or indirect interests, by security holdings or otherwise, is set forth in Echo’s revised 2014 Proxy Statement and other materials to be filed with the SEC in connection with the 2014 Annual Meeting. Such information can also be found in Echo’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, filed with the SEC on March 28, 2014.